AZZ Inc. NYSE: AZZ Corporate Presentation July 2016

2 Certain statements herein about our expectations of future events or results constitute forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by terminology such as, “may,” “should,” “expects,“ “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” or the negative of these terms or other comparable terminology. Such forward-looking statements are based on currently available competitive, financial and economic data and management’s views and assumptions regarding future events. Such forward-looking statements are inherently uncertain, and investors must recognize that actual results may differ from those expressed or implied in the forward-looking statements. This release may contain forward-looking statements that involve risks and uncertainties including, but not limited to, changes in customer demand and response to products and services offered by AZZ, including demand by the power generation markets, electrical transmission and distribution markets, the industrial markets, and the hot dip galvanizing markets; prices and raw material cost, including zinc and natural gas which are used in the hot dip galvanizing process; changes in the political stability and economic conditions of the various markets that AZZ serves, foreign and domestic, customer requested delays of shipments, acquisition opportunities, currency exchange rates, adequacy of financing, and availability of experienced management and employees to implement AZZ’s growth strategy. AZZ has provided additional information regarding risks associated with the business in AZZ’s Annual Report on Form 10-K for the fiscal year ended February 29, 2016 and other filings with the SEC, available for viewing on AZZ’s website at www.azz.com and on the SEC’swebsite at www.sec.gov. You are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. These statements are based on information as of the date hereof and AZZ assumes no obligation to update any forward- looking statements, whether as a result of new information, future events, or otherwise. Forward Looking Statements

3 AZZ is a global provider of specialty electrical equipment and highly engineered services to the power generation, transmission, distribution and industrial markets as well as a leading provider of hot dip galvanizing services to the North American steel fabrication market Our Vision: We envision a world where AZZ’s innovation, quality, and service minded people enable a safer and more sustainable infrastructure while providing superior returns for shareholders Corporate Overview and Vision

4 Total Company: Sales by Segment 45% 55% Actual FY2014 $752 million 44% 56% Actual FY2015 $817 million Energy Galvanizing 45% 55% Actual FY2016 $903 million

5 49% 19% 32% FY2014 $752 million Total Company: Sales by Market Segment Transmission & Distribution Industrial - General Industry, Oil & Gas, Construction Power Generation 53% 16% 31% FY2015 $817 million 52% 21% 27% FY2016 $903 million

Served Markets Oil & Gas Renewable Transmission & Distribution Nuclear Refining / Petrochem Power Generation Combined Cycle Our products help power up the world from any generation source and our services ensure the safety of lives and equipment. Industrial & OEM 6

Customers & Partners 7

8 Leading Market Positions Diversified Portfolio of Businesses Strong Long Term Growth Drivers Strong Historical Financial Performance New Leadership Instilling New Culture Key Investment Considerations

9 Galvanizing Leading Market Positions Industrial Solutions Nuclear Solutions Electrical Solutions • Largest galvanizer in North America • World’s largest producer of weld metal overlay services • Largest third-party supplier of safety-related nuclear equipment • Global leader in cost efficient turnkey bus systems as preferred resource for utilities in 45 countries • Preferred partner in arc-resistant Switchgear • Gold standard for custom designed enclosures and control center structures

10  Industrial Solutions (WSI and SMS Operations)  Specialty Welding and Overlays  Critical Boiler, Drum and Vessel Components  Boiler Construction and Overhauls  Structural Repair and Upgrade  Specialized Engineering Support  Corrosion/Erosion Protection  Nuclear Solutions (NLI & WSI Operations)  Largest supplier third-party safety related nuclear equipment (OEM Partner)  Equipment and Component Qualification  Certification – ASME III  Stamp – N-Certificate, NS-Certificate, NPT- Certificate  Alloy 600 and Stress Corrosion Cracking Mitigation  Engineering and Equipment Solution Development  Post-Fukushima Diversified Portfolio of Businesses

11  Electrical Solutions (Legacy Electrical & Industrial Products)  High & Medium Voltage Bus Systems  Switchgear Systems  Enclosure Systems  Tubular Products  Hazardous and Specialty Lighting Systems  Galvanizing  Largest galvanizer in North America  Corrosion protection services for steel fabrication industry  Leader in quality, dependability, and service  Diversified end markets Diversified Portfolio of Businesses

12 • FY 2016 – 29th consecutive year of profitability • 10 Year CAGR – Revenues 17.1%, Net Income 25.7% • Strong balance sheet and cash flows • Superior operating margins in legacy businesses • Solid Quarterly Cash dividend Strong Financial Performance

13 • Aging U.S. energy and industrial infrastructure and required investment • Emerging North American energy independence • International demand for electricity and energy Key Long-Term Growth Drivers

14 New culture based on: • Operational excellence through 6-sigma practices and accountability • Accountability and change integrated throughout all layers of management • Early stages of adoption already reaping benefits • Returns-based metrics and margin growth • More financially driven organization • Incentives aligned with performance throughout organization • RONA focus on investments • Unlocking value at recently acquired businesses (WSI & NLI) • Management changes – “right players on the field” • Emphasis on project management • Seeking higher margins through sales leverage, cost control, and selective bidding A New Culture taking hold

15  Improving Energy segment operating margins through emphasis on  international growth  operational excellence  leveraging fixed costs through top-line growth  Growing our Galvanizing segment  organically  by acquisition  seeking adjacent opportunities in metal finishing  Continuing emphasis on cash flow and efficient capital deployment Focus Areas for Fiscal Year 2017 AZZ has significant growth opportunities that will provide a platform for sustainable earnings growth

16 Galvanizing

17 Galvanizing Market Opportunity Includes Galvanized: • Steel Sheet • Tube Steel Global Galvanized Steel Market Post-Fabrication Galvanized Steel Electrical Utility Industrial Petrochemical Bridge & Highway OEM AZZ Served Markets Evaluating other metal finishing process technologies

18 Galvanizing Locations Acquired 6 locations in Texas, Louisiana, and Mississippi from Trinity Industries in June 2015 Locations: 43 facilities in 19 states and 3 Canadian Provinces New Location: AZZ Galvanizing - Reno, NV Opened January 2016 Acquired : Olson Industries in Atkinson, NE in February 2016

19 Galvanizing Revenue by Market 35% 12% 35% 5% 13% FY 2014 $336 million Electrical Utility OEM's Industrial Bridge & Highway Petrochemical 30% 13%36% 7% 14% FY 2015 $358 million 30% 13%36% 7% 14% FY 2016 $402 million

20 Operating Margins: Galvanizing 26.1% 26.1% 26.1% 26.2% 24.7% 23.6% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0%

21 Energy Segment

22 35% 17% 48% FY2016 $501 million 36% 19% 45% FY2015 $458 million Energy: Revenue Mix 36% 13% 51% FY2014 $416 million Transmission & DistributionIndustrialPower Generation

23 16.7% 14.2% 13.7% 10.7% 8.4% 11.7% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% FY2011 FY2012 FY2013 FY2014 FY2015 FY2016 13.8% Op Margin w/o Purch Price Accounting Operating Margins: Energy 15.9% Op Margin w/o Purch Price Accounting 13.8% Op Margin w/o Purch Price Accounting 11.2% Op Margin w/o Purch Price Accounting

24 Energy Backlog ($ in Millions) Table includes acquired backlog from NLI during FY 2013 and Aquilex SRO (WSI) during the first quarter of FY 2014, and reflects ending backlog including NLI and WSI balances for all periods shown $(millions) FY 2012 FY 2013 FY 2014 FY 2015 FY 2016 Beginning Backlog 108.4 138.6 221.7 325.0 332.6 Acquired Backlog 0.0 88.1 95.1 0.0 0.0 Ending Backlog 138.6 221.7 325.0 332.6 334.5

Consolidated Financials

FY2016 P&L Recap Consolidated AZZ Actual Prior Year $(000) Except EPS FY2016 FY2015 Delta ($) Delta (%) Bookings 905,053 824,269 80,784 9.8% Backlog 334,456 332,595 1,861 0.6% Sales 903,192 816,687 86,505 10.6% Gross Profit 230,111 205,696 24,415 11.9% Gross Margin (%) 25.5% 25.2% SG&A 107,823 98,871 8,952 9.1% SG&A (%) 11.9% 12.1% Operating Income 122,288 106,825 15,463 14.5% Operating Margin (%) 13.5% 13.1% Other Income / (Expense), net (2,765) (134) (2,631) Interest Expense 15,155 16,561 (1,406) (8.5)% Tax Expense 27,578 25,187 2,391 9.5% Net Earnings 76,790 64,943 11,847 18.2% Diluted EPS $2.96 $2.52 $0.44 17.4% 26

27 Consolidated Net Sales ($ in Millions) $381 $469 $571 $752 $817 $903 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 2011 2012 2013 2014 2015 2016 2017 (est)*Fiscal Year $930 – $970 *Per previously announced FY 2017 guidance

28 Earnings Per Share (Fully Diluted) $1.39 $1.61 $2.37 $2.32 $2.52 $2.96 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 2011 2012 2013 2014 2015 2016 2017 (est)* Fiscal Year *Per previously announced FY 2017 guidance $3.15 – $3.45

29 Cash Flow ($ in Millions) -$20.0 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Cash Pro. By Oper. Net Income Free Cash Flow

30 CAPEX / Depreciation & Amortization ($ in Millions) $16.4 $19.8 $24.9 *$43.5 $29.4 $39.9 $22.2 $22.6 $29.4 $43.3 $46.1 $47.4 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 FY2011 FY2012 FY2013 FY2014 FY2015 FY2016 CAPEX D&A *Includes $12 million for the rebuild of the Joliet Galvanizing facility in Fiscal 2014

31 Total Bank Debt / Long Term Debt to Equity ($ in Millions) 0.32 0.00 0.53 0.44 0.88 0.78 0.63 1.08 0.80 0.68 0.00 0.20 0.40 0.60 0.80 1.00 1.20 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 $350.0 $400.0 $450.0 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Fiscal Year Bank Debt Cash Debt to Equity Ratio Capitalization as of May 31, 2016 5 Year, $300M Senior Credit Facility $ 172.2 6.24% Senior Notes Due Mar 2018 $ 125.0 5.42% Senior Notes Due 2021 $ 28.6 Total Bank Debt $ 325.8 Shareholder Equity $ 502.9 Debt to Equity Ratio 0.64

32 EBITDA Margins ($ in Millions) 10.4% 16.4% 16.7% 21.2% 23.7% 22.3% 21.4% 24.0% 20.7% 18.7% 18.5% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 $700.0 $800.0 $900.0 $1,000.0 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Fiscal Year Net Sales EBITDA EBITDA Margin

Q & A

Appendix - Businesses

North America’s largest provider of post-fabrication galvanization Galvanizing OEM Industrial Bridge & Highway Agriculture 43 facilities in 19 states and 3 Canadian Provinces 35

Welding Services (WSI) Worldwide provider that develops and delivers design repairs, component upgrades and specialty maintenance services for all energy intensive industries Machine Weld Overlay Shop Services Component Replacement Remote Weld Operation 36

Boiler Construction Boiler Overhaul Component Replacement HSRG Maintenance Southeastern Mechanical Services (SMS) SMS provides qualified modifications, repairs and fabrication of boiler components and pressure parts to industries that rely on boilers and heat recovery units for steam and/or power generation 37

Nuclear Logistics Inc (NLI) A leading 3rd party supplier of critical and safety related equipment for the nuclear power industry Electrical Mechanical Instrumentation & Control Qualification & Dedication 38

Switchgear Systems PowerAisle™ metal clad and arc-resistant switchgear and relay panels provide the safe and reliable operation of electricity Renewable /Wind Utility Portable Substation Mining 39

Bus Systems Electrical bus for domestic and international utilities and industrial markets Non-Segregated Phase Bus Segregated Phase Bus Isolated Phase Bus Bus Services 600V- 38kV 15kV-69kV600V-38kV Installation/Emergency Repair 40

High Voltage Bus Systems (HVBS) AZZ SF6 gas insulated bus provides a long distance power transmission alternative to transmission lines, high voltage cables, or GIS bus designs Vertical Underground Overhead Interconnections 41

Enclosure Systems Factory fabricated electrical enclosures safely and securely protect instrumentation and control devices across a wide variety of markets Electrical Industrial Oil & Gas Specialty Applications 42

Hazardous and Specialty lighting for severe and harsh environments Lighting Systems Industrial Marine Lighting Food Processing/Inspection Manufacturing 43

Pup Joints and Full Length Tubing serving the Oil Country Tubular Goods Market Tubular Products Upset Pipe Thread Pipe Full Length Tubing Pup Joints 44

Reg G Tables

46 GAAP to Non-GAAP EBITDA Reconciliation ($000's) 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Net Income 7,827 21,604 27,688 42,206 37,728 34,963 40,736 60,456 59,597 64,943 76,790 Depreciation 5,535 6,478 7,999 12,921 15,603 18,929 18,855 19,365 25,090 28,051 31,194 Amortization 184 181 200 1,607 1,823 3,237 3,740 9,999 18,214 18,039 16,223 Interest 1,689 1,495 1,495 6,170 6,838 7,731 13,939 13,073 18,407 16,561 15,155 Taxes 4,204 12,910 16,145 24,704 22,655 19,995 22,905 33,913 34,314 25,187 27,578 EBITDA 19,440 42,669 53,527 87,608 84,648 84,855 100,175 136,775 155,623 152,781 166,940

47 GAAP to Non-GAAP Free Cash Flow Reconciliation FY 2007 - FY 2016 Free Cash Flow ($000's) 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Cash from Operations 6,928 38,926 60,196 82,588 42,085 64,065 92,738 107,275 118,157 143,589 Less Capital Spending 10,659 9,926 20,009 12,037 16,411 19,784 24,923 43,472 29,377 39,861 Free Cash Flow (3,731) 29,000 40,188 70,551 25,674 44,281 67,815 63,804 88,780 103,728